SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2004

KRAMONT REALTY TRUST

(Exact name of Registrant as specified in its charter)

Maryland	1-15923	25-6703702
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 West Germantown Pike, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 825-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events
SIGNATURES
PRESS RELEASE DATED SEPTEMBER 30, 2004
FOURTH AMENDMENT TO LOAN AGREEMENT
SWINGLINE NOTE DATED SEPTEMBER 30, 2004

Item 8.01.	Other Events

On September 30, 2004, Kramont Realty Trust, a Maryland real estate investment trust (NYSE: KRT) announced that it has modified and extended its $125 million secured revolving credit facility. Members of the credit facility includes banks that are lenders on other properties within the portfolio. A press release announcing the foregoing is included with Exhibit 99.1 to this Form 8-K.

Exhibits

EXHIBIT NO.	DOCUMENT

99.1	Press release dated September 30, 2004 announcing Kramont Realty Trust modifications and extension of credit facility.

99.2	Fourth Amendment to Loan Agreement dated September 30, 2004 between Kramont Realty Trust and Fleet National Bank.

99.3	$20,000,000 Swingline Note dated September 30, 2004 between Kramont Realty Trust and Fleet Nation Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KRAMONT REALTY TRUST
(Registrant)

October 7, 2004	/s/ Louis P. Meshon, Sr.

Louis P. Meshon Sr., President

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